Exhibit 99.1

Red Hat Reports Third Quarter Results

  Revenue of $165.3 million, up 22% year over year and within guidance on a comparable currency basis
  GAAP EPS of 12 cents, Non-GAAP EPS of 24 cents exceeds guidance
  Operating Cash-flow of $59.1 million

RALEIGH, N.C.--(BUSINESS WIRE)--December 22, 2008--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2009 third quarter ended November 30, 2008.

Total revenue for the quarter was $165.3 million, an increase of 22% from the year ago quarter and 1% from the prior quarter. Subscription revenue for the quarter was $135.5 million, up 17% year-over-year and flat sequentially.

Foreign exchange rate changes during the quarter, as compared to the second quarter, reduced quarterly revenues and expenses by $6.9 million and $4.8 million, respectively, resulting in a negative impact on operating income of $2.1 million. For the quarter, GAAP operating income was $21.0 million, or a 12.7% operating margin. After adjusting for stock compensation and amortization expenses, non-GAAP operating income was $38.4 million, or a 23.2% operating margin, up 120 basis points from the prior quarter despite the strengthening US dollar and the Qumranet acquisition.

Net income for the quarter was $24.3 million, or $0.12 per diluted share, compared with $20.3 million, or $0.10 per diluted share, in the year ago quarter. Non-GAAP adjusted net income for the quarter was $48.4 million, or $0.24 per diluted share, after adjusting for stock compensation, amortization and tax expense as detailed in the tables below. This compares to non-GAAP adjusted net income of $42.8 million, or $0.20 per diluted share in the year ago quarter.

Operating cash flow totaled $59.1 million, compared to $59.6 million from the year ago quarter and $54.3 million from the prior quarter. At quarter end, the company’s total deferred revenue balance was $505.1 million, an increase of 20% on a year-over-year basis and 2% sequentially. Total cash, cash equivalents and investments as of November 30, 2008 were $1.1 billion after retiring $285 million of convertible debentures and repurchasing 2 million shares of common stock.

Subsequent to these repurchases, the Company’s Board of Directors authorized a new common stock repurchase program with a capacity of up to $250 million.

“Our solid financial results this quarter reflect our strong market position as the low cost, high value provider of infrastructure solutions,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “Purchasing decisions for IT have changed dramatically for CIOs. In this budget-constrained environment, IT professionals are adopting open source and more specifically Red Hat to save money and enhance their competitiveness.”

"This was a strong quarter where we delivered better-than-expected operating income, net income and cash flow,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “While significant devaluations in most foreign currencies depressed our reported revenue, a combination of focused cost management and natural currency hedging enabled the company to deliver better-than-expected operating margin.

We also took advantage of unusual market conditions and repurchased some of our convertible bonds and common stock. This action reduced the diluted shares outstanding by approximately 11 million, or 6%, and produced a gain of $4.1 million, both improving earnings per share. Our balance sheet remains very strong.”

Other highlights include the following:

  Red Hat announced an agreement with Fujitsu to provide new Linux support services that are designed to provide quicker response times and extended support periods for mission-critical systems through the Red Hat Advanced Mission Critical Program. The Program combines the mainframe expertise of Fujitsu with the enterprise Linux expertise of Red Hat.
  Red Hat Chairman Matthew Szulik was named Ernst & Young's Overall National Winner for Entrepreneur of the Year 2008 Award.
  Red Hat continued to develop its capabilities and offerings in virtualization. Early in the quarter, Red Hat acquired Qumranet Inc. which accelerates the time to market to deliver an expanded virtualization solutions portfolio.

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event will have ended.

About Red Hat, Inc.

Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with over 65 offices spanning the globe. CIOs ranked Red Hat first for value in Enterprise Software for four consecutive years in the CIO Insight Magazine Vendor Value survey. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with applications, management and Services Oriented Architecture (SOA) solutions, including JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the integration of acquisitions; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; adverse results in litigation; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. and its subsidiaries in the US and other countries.

Tables follow:

RED HAT, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

Revenue:

Subscriptions	$135,451	$115,732	$401,854	$327,949
Training and services	29,881	19,649	84,497	53,575

Total subscription, training and services revenue	165,332	135,381	486,351	381,524

Cost of revenue:

Subscriptions	8,771	8,099	27,448	24,192
Training and services	17,765	12,827	53,025	35,062

Total cost of subscription, training and services revenue	26,536	20,926	80,473	59,254

Total gross profit	138,796	114,455	405,878	322,270

Operating expense:
Sales and marketing	58,514	47,653	177,350	139,955
Research and development	34,544	25,930	95,184	71,101
General and administrative	24,768	21,419	71,060	59,013

Total operating expense	117,826	95,002	343,594	270,069

Income from operations	20,970	19,453	62,284	52,201
Other income, net	13,795	14,440	38,593	42,048
Interest expense	(1,249)	(1,581)	(4,365)	(4,641)

Income before provision for income taxes	33,516	32,312	96,512	89,608
Provision for income taxes	9,211	12,029	33,779	34,947

Net income	$24,305	$20,283	$62,733	$54,661

Net income-diluted	$25,147	$21,177	$65,392	$57,342

Net income per share:
Basic	$0.13	$0.10	$0.33	$0.28
Diluted	$0.12	$0.10	$0.30	$0.26

Weighted average shares outstanding:
Basic	190,665	194,038	190,978	194,741
Diluted	208,408	221,547	215,605	222,740

Diluted net income per share computation:
GAAP Net income, basic	$24,305	$20,283	$62,733	$54,661
Interest expense on convertible debentures, net of related GAAP tax effects	387	435	1,273	1,304
Amortization of debt issuance costs, net of related GAAP tax effects	455	459	1,386	1,377

GAAP Net income, diluted	$25,147	$21,177	$65,392	$57,342

RED HAT, INC. CONSOLIDATED BALANCE SHEETS (In thousands)

ASSETS
	November 30,	February 29,
	2008	2008
	(Unaudited)
Current assets:
Cash and cash equivalents	$519,837	$677,720
Investments in debt and equity securities	238,794	312,442
Accounts receivable, net	113,162	127,002
Prepaid expenses and other current assets	78,142	75,192

Total current assets	949,935	1,192,356

Property and equipment, net	68,249	68,557
Goodwill	437,713	340,314
Identifiable intangibles, net	126,260	93,823
Investments in debt securities	317,821	341,781
Other assets, net	64,501	43,151

Total assets	$1,964,479	$2,079,982

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,779	$17,341
Accrued expenses	58,345	43,260
Deferred revenue	352,701	339,088
Convertible debentures	285,500	570,000
Other current obligations	898	59

Total current liabilities	708,223	969,748

Deferred lease credits	4,630	4,977
Long term deferred revenue	152,416	133,805
Other long term obligations	19,329	20,261
Convertible debentures	-	-
Stockholders' equity:
Common stock	21	21
Additional paid-in capital	1,267,432	1,170,328
Retained earnings (accumulated deficit)	34,531	(28,202)
Treasury stock, at cost	(232,311)	(192,946)
Accumulated other comprehensive income (loss)	10,208	1,990

Total stockholders' equity	1,079,881	951,191

Total liabilities and stockholders' equity	$1,964,479	$2,079,982

RED HAT, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In thousands)

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

Cash flows from operating activities:
Net income	$24,305	$20,283	$62,733	$54,661
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	10,561	8,443	29,486	23,897
Deferred income taxes	7,031	10,343	27,260	28,557
Excess tax benefits from share-based payment arrangements	(14,790)	(17,087)	(39,246)	(44,206)
Share-based compensation expense	12,251	9,455	33,682	26,422
Gain on sale of strategic equity investments	-	-	(4,996)	-
Gain on repurchase of convertible debentures	(4,129)	-	(4,129)	-
Amortization of debt issuance costs	627	752	2,131	2,257
Other	314	477	177	1,021
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(7,650)	(16,986)	13,687	(16,741)
Prepaid expenses and other current assets	(7,400)	(1,674)	(14,308)	(1,673)
Accounts payable	1,836	148	(6,138)	(1,959)
Accrued expenses	8,774	9,660	18,576	7,278
Deferred revenue	27,503	35,759	58,217	69,181
Other assets	(85)	65	(355)	(132)

Net cash provided by operating activities	59,148	59,638	176,777	148,563

Cash flows from investing activities:
Purchase of investment securities	-	(354,569)	(331,705)	(863,159)
Proceeds from sales and maturities of investment securities	77,498	344,345	427,314	753,303
Acquisitions of businesses, net of cash acquired	(101,338)	-	(148,140)	(11,784)
Proceeds from sale of strategic equity investments	-	-	5,568	-
Purchase of property and equipment	(4,212)	(10,971)	(18,164)	(25,752)
Purchase of developed software and other intangible assets	(779)	(422)	(3,121)	(4,775)

Net cash used in investing activities	(28,831)	(21,617)	(68,248)	(152,167)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	14,790	17,087	39,246	44,206
Net proceeds (payments) related to employee exercise or vest of share-based awards	(772)	5,390	16,017	13,920
Repurchase of convertible debentures	(280,058)	-	(280,058)	-
Purchase of treasury stock	(29,999)	(482)	(39,365)	(618)
Structured stock repurchase	-	-	1,989	-
Proceeds from other borrowings	-	-	-	2,898
Payments on other borrowings	(48)	-	(72)	(757)

Net cash (used in) provided by financing activities	(296,087)	21,995	(262,243)	59,649

Effect of foreign currency exchange rates on cash and cash equivalents	(1,850)	2,324	(4,169)	3,675
Net increase (decrease) in cash and cash equivalents	(267,620)	62,340	(157,883)	59,720
Cash and cash equivalents at beginning of the period	787,457	524,619	677,720	527,239

Cash and cash equivalents at end of period	$519,837	$586,959	$519,837	$586,959

RED HAT, INC. NON CASH SHARE-BASED COMPENSATION AND RECONCILIATION OF GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS (Unaudited) (In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

Cost of revenue	$723	$583	$2,047	$1,736
Sales and marketing	3,352	2,637	9,554	7,587
Research and development	3,715	2,208	9,769	6,452
General and administration	4,461	4,027	12,311	10,647
Total share-based compensation expense	$12,251	$9,455	$33,681	$26,422

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

Cost of revenue	$989	$1,127	$2,534	$3,203
Sales and marketing	2,301	1,755	6,861	5,295
Research and development	1,049	0	1,049	0
General and administration	797	449	2,254	1,347
Total amortization of intangible assets expense	$5,136	$3,331	$12,698	$9,845

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

GAAP net income	$24,305	$20,283	$62,733	$54,661

GAAP provision for income taxes	9,211	12,029	33,779	34,947

GAAP income before provision for income taxes	$33,516	$32,312	$96,512	$89,608

Add: Non-cash share-based compensation expense per FAS 123R	12,251	9,455	33,681	26,422
Add: Amortization of intangible assets	5,136	3,331	12,698	9,845

Non-GAAP adjusted income before provision for income taxes	$50,903	$45,098	$142,891	$125,875

Non-GAAP cash provision for income taxes	$2,545	$2,255	$7,145	$6,294

Non-GAAP adjusted net income	$48,358	$42,843	$135,746	$119,581

Non-GAAP adjusted net income-diluted	$49,461	$44,235	$139,632	$123,756

Non-GAAP adjusted net income per share:
Basic	$0.25	$0.22	$0.71	$0.61
Diluted	$0.24	$0.20	$0.65	$0.56

Non-GAAP diluted net income per share computation:
Non-GAAP adjusted net income	$48,358	$42,843	$135,746	$119,581
Interest expense on convertible debentures, net of related 5% cash tax effects	507	677	1,861	2,031
Amortization of debt issuance costs, net of related 5% cash tax effects	596	715	2,025	2,144

Non-GAAP adjusted net income-diluted	$49,461	$44,235	$139,632	$123,756

RED HAT, INC. RECONCILIATION OF GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS (Unaudited) (In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

GAAP Gross profit	$138,796	$114,455	$405,878	$322,270

Add: Non-cash share-based compensation expense per FAS 123R	723	583	2,047	1,736
Add: Amortization of intangible assets	989	1,127	2,534	3,203

Non-GAAP gross profit	$140,508	$116,165	$410,459	$327,209

Non-GAAP gross margin	85%	86%	84%	86%

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

GAAP operating expenses	$117,826	$95,002	$343,594	$270,069

Deduct: Non-cash share-based compensation expense per FAS 123R	(11,528)	(8,872)	(31,634)	(24,686)
Deduct: Amortization of intangible assets	(4,147)	(2,204)	(10,164)	(6,642)

Non-GAAP adjusted operating expenses	$102,151	$83,926	$301,796	$238,741

	Three Months Ended		Nine Months Ended
	November 30, 2008	November 30, 2007	November 30, 2008	November 30, 2007

GAAP operating income	$20,970	$19,453	$62,284	$52,201

Add: Non-cash share-based compensation expense per FAS 123R	12,251	9,455	33,681	26,422
Add: Amortization of intangible assets	5,136	3,331	12,698	9,845

Non-GAAP adjusted operating income	$38,357	$32,239	$108,663	$88,468

Non-GAAP adjusted operating margin	23.2%	23.8%	22.3%	23.2%

CONTACT:
Red Hat
Kara Schiltz, Corporate Communications
919-301-3002
kschiltz@redhat.com
or
Tom McCallum, Investor Relations
919-754-4630
investors@redhat.com